Exhibit 99.2

November 2025 Investor Presentation

Investment Highlights Rapidly Expanding News Network with Strong Growth Trajectory Highly Loyal Audience with Significant Reach Diverse Platform Model with Multi - Faceted Revenue Streams Platform and Reach Unlocks Monetization Upside World - Class Leadership with Strategic Access Debt - Free Balance Sheet with Capital Strength to Support Growth 2

Newsmax Overview

On all platforms, for all people

NEWSMAX	NEWSMAX2	NEWSMAX+
Live Cable TV	*Free Streaming Channel*	*Paid Streaming Service*

Growth and Scale

60M+
U.S. Homes Footprint Across Pay TV

100M+
Streaming on smartphones, apps and other devices

#4
In Cable News

29M+
Newsmax TV Quarterly Viewership Jan-Sep '25 vs. '24

+8%
Newsmax TV Audience Reach Jan-Sept '25 vs. '24

+25%
Newsmax 2 Viewership Growth Jan-Sept '25 vs. '24

Financial Overview

Diversified Revenue
$171M
75% Broadcast
25% Digital
FY2024

Strong Growth
+30%
Revenue CAGR 2019-2024

Current Capital Strength
$130M
Cash and short-term investments as of 3Q FY25

Disclosure: Please note data is aggregated from Nielsen data, streaming dashboard of OTT providers, internal company estimates and other analytic services. The numbers and data are variable and subject to change.

3

NEWSMAX

Newsmax – Building The Future Of Journalism

Golden Age of News

- Select few universally trusted sources
- Mass audiences and stable monetization
- Proof that audiences reward authoritative journalism

Digital & Social Disruption

- Fragmented news outlets and rise of misinformation
- Click-driven economics
- Market void emerges, trust gap grows


Pre-2010
Future State
Restoring Trust in News
2010-2020
COVID-2024

The Return to Trusted Voices

- Journalism and informed opinion
- Audiences turn away from sensationalism, seeking truth
- **Newsmax** among the most trusted news brands[1] covering issues Americans deeply care about

Legacy Media Overreach

- CNN, Fox lean into entertainment and spectacle
- Ratings chase undermines credibility
- Audiences overwhelmed by conflict journalism

1. Economist / YouGov annual survey of Trust in Media.

4

NEWSMAX

Capitalizing On Secular Shifts In Media And Society

SOCIOGRAPHIC SHIFTS

- National and global interest in politics and society on the rise
- Demographics increasingly identify by political ideology
- Being “conservative” is more nuanced
- Growing need to separate facts from misinformation in the age of AI

MEDIA SHIFTS

- Cable, streaming, web, social and apps are now all viable platforms
- Less consolidated news ecosystem with fragmented sources
- Viewership and ad dollars increasingly flow to live content
- FAST channels lead growth
- Streaming driving premium content

NEWSMAX Strategic Edge

- ✓ **Purpose-built for multi-channel, multi-media**
- ✓ **Appeals to American values**
- ✓ **Not beholden to a media conglomerate**
- ✓ **Innovative monetization & audience engagement**
- ✓ **Unified, focused leadership and trusted brand**

5

NEWSMAX

News Business Today News Consumption Diversifying Trust is in Decline Less Competitive On The Right Proportion that used each as a source of news in the last week in the U.S. Americans’ trust in mass media is at an all time low 72% Top 15 multi - channel news source preferences by political affiliation in the U.S. 13 Dem / Lean Dem Rep / Lean Rep Dem / Lean Dem Rep / Lean Rep 1 3 2 2 47% 27% 72% 69% 54% 50% 48% 15% 14% 7% TV Social and video networks News podcasts Print Online news sites/apps AI chatbots 28% Source: Reuters Institute. 6 Source: Gallup. Sources: Pew Research.

The Opportunity

Battleground Settled
Fighting for Basis Points

CNN, abc, MSNBC, Bloomberg, The Washington Post, The New York Times, npr

Battleground Open
Huge Whitespace

FOX NEWS media

"Surge in Newsmax ratings shook Fox News…"

THE WALL STREET JOURNAL.

NEWSMAX Strategic Edge

- ✓ Purpose-built for multi-channel, multi-media
- ✓ Appeals to American values
- ✓ Not beholden to a media conglomerate
- ✓ Innovative monetization & audience engagement
- ✓ Unified, focused leadership and trusted brand

7

NEWSMAX

Newsmax Reach – Now A Growth Amplifier Expand Revenue Opportunities, International and More Digital Media / Subscription Expansion Advertising Revenue Growth Affiliate Fee Upside International growth and expand audience lifetime value by selectively offering our audience new products and services Scaling Newsmax App, Newsmax+, Newsmax2 to capture digital - first audiences Leveraging ratings momentum, premium demographics (35 – 64), and multi - platform campaigns Significant upside as MVPD / OTT renewals move toward industry benchmarks 8

$2.52 $1.30 $0.64 $0.39 $0.38 60M 1 56M 59M 48M 59M 61M #4 #2 #6 #5 #3 #1 Affiliate Fees Set To Reprice CAPITALIZING ON REACH AND GROWTH Source: Nielsen as of September 2025, Kagan (*average monthly affiliate fee per subscriber in 2024). 1) Nielsen Homes inclusive of management estimate. Affiliate Fees Significant Opportunity Built - In Growth Catalyst – Expiring contracts reset at market rates High - Margin Upside – Flows directly to bottom line Massive Gap to Peers – Current rates trail peers by average of 7x Distribution Parity – Now in 60M homes, on par with peers Audience Outperformance – More viewers than CNBC + Fox Business combined in access & prime Affiliate Rate Per Subscriber ($ per month) 9 Nielsen Homes Ratings All Key Dayparts

NEWSMAX BEATS COMPEITION Total Day: Jan - Se pt ' 25 vs. ‘24 +1% - 9% - 21% - 32% RECENT NATIONAL AD ADDITIONS $80M $15M 2020 2024 Newsmax Digital AD Sales $11M $20M 2020 2024 +450% +7 3 % Accelerating AD Growth Newsmax TV AD Sales 10 Source: Nielsen NPower National Live SD (000) used in analysis Jan – Sept 2025 vs. 2024. Top Advertisers – Turning To Newsmax

Fast-Growing Footprint Broadens & Strengthens Our Brand

TELEVISION


AMERICAN AGENDA
IT'S A PRESIDENTIAL REMATCH

53M+
Total Newsmax TV Viewers

+8%
as of Sept '25 vs. '24

NEWSMAX.COM


NEWSMAX
McLaughlin Poll: Biden's Prosecution Has Helped Trump

~9M
Avg. Monthly Users

+24%
Jan-Sept '25 vs. '24

APPS / STREAMING


NEWSMAX

19M+
Newsmax App Downloads

+16%
as of Sept '25 vs. '24


Watch Live Now

280K+
Newsmax+ Paid Subscribers

+6%
as of Sept '25 vs. '24

SOCIAL

facebook
X
YouTube
Instagram

22M+
Social Media Followers

+33%
as of Sept '25 vs. '24

Among the best per-follower engagement rate in TV news

On All Platforms, for All People

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Disclosure: Please note data is aggregated from Nielsen data, streaming dashboard of OTT providers, internal company estimates and other analytic services. The numbers and data are variable and subject to change.

NEWSMAX

Opportunities to Expand Our Offering

HIGHLY ENGAGED AUDIENCE
High income earners
High net worth retirees
Active and actionable families
Socially responsible and community driven
Highly digitally involved base, TV generation, social media savvy
Loyal, action-oriented audience

UNLOCKING SUBSTANTIAL SPEND

Enhance Product Execution:
Podcasts, radio, Newsmax.com, app, books, magazine, social, talent development, new digital media channels, seeking family friendly content

Global Growth:
New international licensing deals, live AI dubbing, broader global footprint and more correspondents worldwide

Cross-Platform Integration:
E-commerce, subscription bundles and digital ad growth

Underleveraged Verticals:
Finance, insurance, health and retirement services

→

Expanding Audience Lifetime Value

12

NEWSMAX

Global Growth With Significant Expansion On The Horizon



U.S. Channel Carriage
U.S. Channel Carriage & Live AI dubbing

100+
Countries Available

NEWSMAX En Español
First and only live dubbed news channel

Brand Licensing Partnerships:

- ✓ Republic of Serbia
- ✓ Republic of Croatia
- ✓ Bosnia & Herzegovina
- ✓ Montenegro
- ✓ Slovenia
- ✓ North Macedonia
- ✓ Albania

N BALKANS

New Distribution Partnerships:

- ✓ Cellcom Israel
- ✓ Telecom Armenia
- ✓ Supercanal (Dominican Republic)
- ✓ Freeview U.K.
- ✓ Fubo Canada
- ✓ Du Middle East
- ✓ Molotov France

13

NEWSMAX

World-Class Leadership With Strategic Access



CHRISTOPHER RUDDY
Chief Executive Officer

- Founded **Newsmax** in 1998
- Former Journalist at *New York Post, Pittsburgh Tribune-Review*
- Served as Media Fellow, Hoover Institution
- Multichannel News' "News Titans": Top 10 People to Know in TV News
- Named Cablefax's Top 100 Power Players

Leadership Team



DARRYLE BURNHAM
Chief Financial Officer
- Former Director of Finance and Operations at CopperCom, Inc.
- Former Corporate Treasurer for Sleepmaster, LLC (dba Serta Mattress)
- Former Finance Manager, Procurement for Scientific Atlanta (now Cisco)



ELLIOT JACOBSON
Chief Content Officer and EVP Programming
- Former EVP / Chief Content Officer at RLTV, jointly owned by Comcast
- Launched 38 series, 37 specials at RLTV
- Former Executive Director of Media Operations for Laureate



LAURA VAIL
Vice President of Marketing
- 34+ years in marketing
- Key leader at Newsmax for 11+ years, driving data-driven success
- Former executive at ProCirc and Business Week; managed brands like CFR, Rolling Stone and Disney



ANDY BIGGERS
SVP of Content Distribution
- 9 years at 21st Century Fox cable channels
- Handled Fox News distribution agreements, relationships
- 5 years with Viacom / MTV Marketing Development

Board



ALEX ACOSTA
- Served as 27th U.S. Secretary of Labor
- 30+ years of legal expertise across government, academia and private practice



NANCY BRINKER
- Philanthropist, Founder of Susan G. Komen for the Cure
- Anchor for Newsmax TV



CHRIS NIXON COX
- CEO of Lightswitch Capital, Argali Carbon Corporation and BioSource Feeds Corporation
- Co-Founder and Managing Partner of OC Global Partners



PAULA DOBRIANSKY
- Vice Chair of the Atlantic Council's Scowcroft Center for Strategy and Security
- Former SVP and Global Head of Government and Regulatory Affairs at Thomson Reuters



DAVID GANDLER
- Co-Founder and Chief Executive Officer of FuboTV Inc.
- 15+ years in video sales in local broadcast and cable TV

14

NEWSMAX

3Q FY25 Highlights

STRONG QUARTERLY RESULTS REALIZING STRONG REVENUE GROWTH AND OPERATIONAL MOMENTUM IN A NON-ELECTION YEAR

Revenues of $45.3M, up 4.0% YoY

Broadcast Revenues of $36.6M, up 10.1% YoY

Remains Fourth Highest-Rated Cable News Channel

No Long-Term Debt and Strong Cash Position

Partnership expansions: Secured distribution agreement with a leading hospitality provider and partnered with Curb to bring Newsmax programming to the Taxi TV platform

International: launched Newsmax en Español on Fubo's Latino plan and Latino Plus add-on package, expanded international news coverage with Carl Higbie broadcasting live from Israel, and partnered with Trump Media & Technology Group to make Newsmax available at a global scale via the Truth+ streaming platform

Revenue ($ in millions)


+4.0 %
$43.6
$45.3
3Q FY24
3Q FY25

Broadcast Revenue ($ in millions)


+10.1%
$33.2
$36.6
3Q FY24
3Q FY25

NEWSMAX

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Positioned to Generate Long - Term Shareholder Value Rapidly Expanding News Network with Strong Growth Trajectory Highly Loyal Audience with Significant Reach Diverse Platform Model with Multi - Faceted Revenue Streams Platform and Reach Unlocks Monetization Upside World - Class Leadership with Strategic Access Debt - Free Balance Sheet with Capital Strength to Support Growth 16